U. S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): FEBRUARY 9, 1998

                           NEOMEDIA TECHNOLOGIES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


  DELAWARE                            0-21743                    36-3680347
---------------                      -----------             ------------------
(State or other                     (Commission                (IRS Employer
jurisdiction of                      File Number)            Identification No.)
incorporation)

2201 SECOND STREET, SUITE 600, FORT MYERS, FLORIDA                  33901
--------------------------------------------------               ----------
    (Address of principal executive offices)                     (Zip Code)


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ITEM 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         The Board of Directors of NeoMedia Technologies, Inc. ("NeoMedia"), upon the recommendation of management, dismissed Coopers & Lybrand L.L.P. and effective February 9, 1998, engaged KPMG Peat Marwick L.L.P. as the principal accountants of NeoMedia and its subsidiaries for the year ended December 31, 1997.

         In connection with the audits of the two most recent fiscal years preceding such engagement, there have been no disagreements with the former accountants, Coopers & Lybrand L.L.P., on any matter of accounting principles or practices, financial statement disclosures or auditing scope or procedure which, if not resolved to their satisfaction, would have caused them to make reference to the subject matter in their opinion.

         The report of Coopers & Lybrand L.L.P. on the consolidated financial statement of NeoMedia for the two most recent fiscal years did not contain an adverse opinion or a disclaimer of opinion and was not modified as to uncertainty, audit scope, accounting principles or any other matter.

         A letter from Coopers & Lybrand L.L.P. dated February 9, 1998 and addressed to the Commission is filed as an exhibit to this report.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits

         16.1 A copy of a letter from Coopers & Lybrand L.L.P. dated February 9, 1998, addressed to the Securities and Exchange Commission.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        NEOMEDIA TECHNOLOGIES, INC.
                                        ---------------------------
                                                (Registrant)



Date: FEBRUARY 9, 1998              By: /s/  CHARLES T. JENSEN
                                         ---------------------------
                                     Charles T. Jensen, Vice President, Chief
                                     Financial Officer, Treasurer and Director


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                                  EXHIBIT INDEX

SEQUENTIAL
   PAGE       EXHIBIT
  NUMBER       NUMBER      DOCUMENT
----------    --------     --------
     4          16.1       A copy of a letter from Coopers & Lybrand L.L.P.
                           dated February 9, 1998, addressed to the Securities and Exchange Commission.


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